EXHIBIT 10.4
------------


                                  August 12, 1997



Sherry Lane Associates
JMB Realty Corporation
900 North Michigan Avenue
Chicago, Ill  60611

Attention:  Mr. Brian Ellison

     Re:   Sherry Lane Office Building
           Dallas, Texas

Ladies and Gentlemen:

     Reference is made to that certain Purchase Agreement dated effective as of July 7, 1997 between Sherry Lane Associates ("Seller") and Cottonwood Realty Services, L.L.C. ("Buyer"), as amended by that certain First Amendment dated effective as of August 6, 1997, between Seller and Buyer and as amended by that certain letter agreement dated August 8, 1997 between Seller and Buyer (Collectively, the "Purchase Agreement"), respecting the purchase and sale of the above premises. Except as otherwise specifically set forth in this letter agreement, each term which if used in a defined manner herein (and the initial letter of which is capitalized) shall have the meaning set forth for such term in the Purchase Agreement.

     Buyer completed its due diligence reviews but has requested an extension of the Due Diligence Period for the sole purpose of obtaining financing commitments for its acquisition of the Property, and Seller is agreeable to an extension for such purpose, on the terms hereinafter set forth.

     In that connection, in consideration of the premises, the mutual undertakings of the parties and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

           1. FINANCING MATTERS. Buyer has not yet obtained a financing commitment satisfactory to Buyer. In that connection, the Due Diligence Period is hereby extended until 5:00 p.m. (Central Time) on Wednesday, August 13, 1997 SOLELY for the purpose of giving Buyer additional time to obtain such financing commitment. Buyer shall diligently and in good faith continue to pursue such financing commitment during such extension period.

     Except as expressly modified in this letter agreement the Purchase Agreement is unmodified and remains in full force and effect.

     This letter agreement may be executed in any number of identical counterparts. If so executed, then each of such counterparts is deemed to be an original and all such counterparts shall, collectively, constitute one agreement. The parties hereto agree that facsimile copies of signatures shall be acceptable and shall be deemed original signatures (provided, however, each party will send the other an executed counterpart original if requested).

     Please indicate your consent to the foregoing by signing where noted below.

                 COTTONWOOD REALTY SERVICES, L.L.C.,
                 a Texas limited liability company,


                 By:  /s/ ROBERT J. AXLEY
                      ------------------------------
                 Name:Robert J. Axley
                      ------------------------------
                 Title:     Managing Director
                      ------------------------------

AGREED TO AS OF THIS
12th DAY OF AUGUST, 1997

SHERRY LANE ASSOCIATES,
a Texas general partnership

By:  CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XIII
     an Illinois limited partnership,
     its general partner

     By:   JMB REALTY CORPORATION,
           a Delaware corporation,
           its general partner

           By:   /s/ BRIAN K. ELLISON
                 ------------------------------
           Name: Brian K. Ellison
                 ------------------------------
           Title:     Vice President
                 ------------------------------

                       PIRCHER, NICHOLS & MEEKS
                           Attorneys at Law





                            August 12, 1997



VIA TELECOPY [214-691-8500]

Mr. Robert J. Axley
Cottonwood Realty Services, L.L.C.
7557 Rambler Road, Suite 932
Dallas, Texas  75231

           Re:   Sherry Lane

Dear Mr. Axley:

     Attached is a letter agreement extending the Due Diligence Period until Wednesday, August 13, 1997 in order for you to obtain a financing commitment. We will prepare an amendment to the Purchase Agreement tomorrow which will (i) extend the Due Diligence Period until Friday, August 15, 1997, (ii) make any additional extensions of the Due Diligence Period available only upon payment to Seller by Buyer of the sum of $25,000 per day and in the Seller's sole discretion, (iii) extend the closing date and (iv) address the closing conditions (i.e. the completion of the requirements set forth in the title commitment). Please return the attached letter agreement today by telecopy to Brian Ellison for signature.

                            Very truly yours,

                            /s/ SUSAN HORN

                            Susan A. Horn


Enclosure

cc:  Susan C. Baldwin, Esq. (via telecopy 214-265-0615)
     Mr. Brian Ellison (via telecopy 312-915-2399)
     Gary Laughlin, Esq. (w/encl.)